UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to § 240.14a-12

T-Mobile US, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on June 4, 2020.

Meeting Information
T-MOBILE US, INC.	Meeting Type: For holders as of:	Annual Meeting April 7, 2020
Date: June 4, 2020 Time: 8:00 AM PDT
	Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/TMUS2020.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/TMUS2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).
T-MOBILE US, INC. ATTN: BROADY HODDER 12920 SE 38TH STREET BELLEVUE, WA 98006

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 21, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/TMUS2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Nominees:

	01)	Marcelo Claure	08)	Stephen R. Kappes
	02)	Srikant M. Datar	09)	Raphael Kübler
	03)	Ronald D. Fisher	10)	Thorsten Langheim
	04)	Srini Gopalan	11)	G. Michael Sievert
	05)	Lawrence H. Guffey	12)	Teresa A. Taylor
	06)	Timotheus Höttges	13)	Kelvin R. Westbrook
	07)	Christian P. Illek

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2020.

3.	Advisory Vote to Approve the Compensation Provided to the Company's Named Executive Officers for 2019.

The Board of Directors recommends you vote AGAINST proposal 4.

4.	Stockholder Proposal for Limitations on Accelerated Vesting of Equity Awards in the Event of a Change of Control.

NOTE: Consider any other business that is properly brought before the Annual Meeting or any continuation, adjournment or postponement of the Annual Meeting.

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